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Exhibit 5.8

[Letterhead of Richards, Layton & Finger, P.A.]

September 26, 2011

To Each of the Persons Listed
    on Schedule A Attached Hereto

  Re:
  Project Taz—Exchange Offer

Ladies and Gentlemen:

        We have acted as special Delaware counsel for each of the Delaware corporations listed on Schedule B attached hereto (each, a "Corporation" and collectively, the "Corporations") and each of the Delaware limited liability companies listed on Schedule C attached hereto (each, an "LLC" and collectively, the "LLCs"), and Regional Emergency Services, L.P., a Delaware limited partnership ("RESLP" and, together with the Corporations and the LLCs, the "Companies"), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

        For purposes of giving the opinions hereinafter set forth, our examination of documents has been limited to the examination of executed or conformed counterparts, or copies otherwise proved to our satisfaction, of the following:

        (a)   Each of the documents listed on Schedule D attached hereto (each, a "Certificate of Incorporation"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State");

        (b)   The bylaws of each of the Corporations (each, "Bylaws");

        (c)   Resolutions adopted by the unanimous written consent of the board of directors of each of the Corporations, each dated May 25, 2011;

        (d)   Resolutions adopted by the unanimous written consent of the board of directors of Emergency Medical Services (as defined in Schedule D attached hereto), dated September 21, 2011;

To Each of the Persons Listed
    on Schedule A Attached Hereto
September 26, 2011

        (e)   Each of the documents listed on Schedule E attached hereto (each, an "LLC Certificate");

        (f)    Each of the documents listed on Schedule F attached hereto (each, an "LLC Agreement");

        (g)   Resolutions adopted by the unanimous written consent of the sole member, or the sole member and the sole manager, as applicable, of each of the LLCs, each dated May 25, 2011;

        (h)   The Third Amended and Restated Agreement of Limited Partnership of Emergency Medical Services L.P. (now known as EMSLPC (as defined in Schedule D attached hereto)), a Delaware limited partnership ("EMSLP"), dated as of May 25, 2011 (the "EMSLP Partnership Agreement"), between Emergency Medical Services (as defined in Schedule D attached hereto), as general partner and limited partner, and EMS Executive Investco LLC, as limited partner;

        (i)    Resolutions adopted by the unanimous written consent of the partners of EMSLP, dated May 25, 2011;

        (j)    The Certificate of Limited Partnership of RESLP, dated as of June 18, 1996, as filed in the office of the Secretary of State on June 18, 1996, as amended by the Certificate of Amendment to Certificate of Limited Partnership of RESLP, dated April 5, 2010, as filed in the office of the Secretary of State on April 7, 2010 (as so amended, the "RESLP Certificate");

        (k)   The Amended and Restated Agreement of Limited Partnership of RESLP, dated as of July 24, 1996, among Florida Emergency Partners, Inc., a Texas corporation ("FAPI"), Response Management (as defined in Schedule D attached hereto), and Dolphin Leasing, Ltd., a Texas limited partnership ("Dolphin");

        (l)    The Second Amended and Restated Agreement of Limited Partnership of RESLP, dated May 25, 2011 (the "RESLP Partnership Agreement"), among FAPI, as general partner, and Response Management, as limited partner;

        (m)  Resolutions adopted by the unanimous written consent of all of the partners of RESLP, dated May 25, 2011;

        (n)   The Indenture, dated as of May 25, 2011, between CDRT Merger Sub, Inc., a Delaware corporation ("Merger Sub"), as issuer, the Subsidiary Guarantors (as defined therein) party thereto, and Wilmington Trust FSB, a federal savings bank, as trustee (the "Trustee"), as supplemented by the First Supplemental Indenture thereto, dated as of May 25, 2011, between Merger Sub and the Trustee, and as further supplemented by the Second Supplemental Indenture thereto, dated as of May 25, 2011, among the Companies, the other

To Each of the Persons Listed
    on Schedule A Attached Hereto
September 26, 2011

Subsidiary Guarantors (as defined therein) party thereto, and the Trustee (as so supplemented, the "Indenture");

        (o)   The Written Consents of the Shareholders, Members, Boards of Directors, Managers and General Partners of the Subsidiaries of Emergency Medical Services, dated April 8, 2010;

        (p)   Certificates of an officer of each of the Companies, each dated September 26, 2011, as to certain matters; and

        (q)   A Certificate of Good Standing for each of the Companies obtained from the Secretary of State.

        For purposes of this opinion, we have not reviewed any documents other than the documents listed in paragraphs (a) through (q) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs (a) through (q) above) that is referred to in or incorporated by reference into any document reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

        With respect to all documents examined by us, we have assumed that (i) all signatures on documents examined by us are genuine, (ii) all documents submitted to us as originals are authentic, (iii) all documents submitted to us as copies conform with the original copies of those documents, and (iv) the documents, in the forms submitted to us for our review, have not been and will not be altered or amended in any respect material to our opinions expressed herein.

        For purposes of this opinion, we have assumed (i) that any amendment or restatement of any document reviewed by us has been accomplished in accordance with, and was permitted by, the relevant provisions of said document prior to its amendment or restatement from time to time, (ii) that at all times since the formation of each of the LLCs, there has been at least one member of each such LLC, (iii) that at all times since the formation of RESLP, there has been at least one limited partner and one general partner of RESLP who were different persons or entities, (iv) except to the extent provided in paragraphs 1, 5 and 9 below, the due organization, formation or creation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization, formation or creation, (v) the legal capacity of natural persons who are signatories to the documents examined by us, (vi) except to the extent provided in paragraphs 2, 6 and 10 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (vii) except to the

To Each of the Persons Listed
    on Schedule A Attached Hereto
September 26, 2011

extent provided in paragraphs 3, 7 and 11 below, the due authorization, execution and delivery by all parties thereto of all documents examined by us, and (viii) that each of the documents examined by us constitutes a valid and binding agreement of the parties thereto, and is enforceable against the parties thereto, in accordance with its terms. We have not participated in the preparation of any offering material relating to any of the Companies and assume no responsibility for the contents of any such material.

        This opinion is limited to the laws of the State of Delaware (excluding the insurance, securities and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect.

        Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

        1.     Each of the Corporations has been duly incorporated and is validly existing in good standing as a corporation under the General Corporation Law of the State of Delaware (8 Del.C. §101, et seq.) (the "DGCL").

        2.     Each of the Corporations has all necessary corporate power and authority under the DGCL, its Certificate of Incorporation and its Bylaws to execute and deliver, and to perform its obligations under, the Indenture.

        3.     The execution and delivery by each of the Corporations of the Indenture, and the performance by each of the Corporations of its obligations thereunder, have been duly authorized by all necessary corporate action on the part of such Corporation under the DGCL, its Certificate of Incorporation and its Bylaws.

        4.     The execution, delivery and performance by each of the Corporations of the Indenture do not violate (i) its Certificate of Incorporation or its Bylaws, or (ii) the DGCL.

        5.     Each of the LLCs has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.) (the "LLC Act").

        6.     Each of the LLCs has all necessary limited liability company power and authority under the LLC Act and its LLC Agreement to execute and deliver, and to perform its obligations under, the Indenture.

        7.     The execution and delivery by each of the LLCs of the Indenture, and the performance by each of the LLCs of its obligations thereunder, have been duly authorized by all

To Each of the Persons Listed
    on Schedule A Attached Hereto
September 26, 2011

necessary limited liability company action on the part of such LLC under the LLC Act and its LLC Agreement.

        8.     The execution, delivery and performance by each of the LLCs of the Indenture do not violate (i) its LLC Certificate or its LLC Agreement or (ii) the LLC Act.

        9.     RESLP has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (6 Del. C. § 17-101, et seq.) (the "LP Act").

        10.   Under the LP Act and the RESLP Partnership Agreement, RESLP has all necessary partnership power and authority to execute and deliver, and to perform its obligations under, the Indenture.

        11.   Under the LP Act and the RESLP Partnership Agreement, the execution and delivery by RESLP of the Indenture, and the performance by RESLP of its obligations thereunder, have been duly authorized by all necessary partnership action on the part of RESLP.

        12.   The execution, delivery and performance by RESLP of the Indenture do not violate (i) the RESLP Certificate or the RESLP Partnership Agreement or (ii) the LP Act.

        The opinions expressed above are subject to the following additional assumptions, qualifications, limitations and exceptions:

        A.    We note that notwithstanding any covenants to the contrary contained in the Indenture: (i) the stockholders of any of the Corporations may dissolve such Corporation under Section 275(c) of the DGCL upon the consent of all the stockholders entitled to vote thereon, (ii) a stockholder owning at least 90% of the outstanding shares of each class of stock of any of the Corporations entitled to vote thereon may effect a merger with such Corporation under Section 253 or Section 267 of the DGCL, (iii) the stockholders of each of the Corporations may amend the Bylaws of such Corporation, (iv) a member or manager of any of the LLCs has the right or power to apply to or petition a court to decree a dissolution of such LLC pursuant to Section 18-802 of the LLC Act, and (v) a partner of RESLP has the right or power to apply to or petition a court to decree a dissolution of RESLP pursuant to Section 18-802 of the LP Act.

        B.    We have assumed that (i) at all times since the formation of American Medical until February 10, 2005, American Medical (A) was governed by an oral or written limited liability company agreement, and (B) did not dissolve pursuant to its limited liability company agreement or by operation of law, and (ii) at all times since the formation of RESLP until July 24, 1996, RESLP (A) was governed by a written partnership agreement, (B) did not dissolve pursuant to its partnership agreement or by operation of law, and (C) any amendment or restatement of the partnership agreement of RESLP then in effect was accomplished in

To Each of the Persons Listed
    on Schedule A Attached Hereto
September 26, 2011

accordance with, and was permitted by, the relevant provisions of said partnership agreement prior to its amendment or restatement from time to time.

        We understand that you will rely as to matters of Delaware law upon this opinion in connection with the matters set forth herein. In addition, we understand that Debevoise & Plimpton LLP ("Debevoise") will rely as to matters of Delaware law upon this opinion in connection with an opinion to be rendered by it on the date hereof in connection with the Registration Statement (as defined below). In connection with the foregoing, we hereby consent to your and Debevoise relying as to matters of Delaware law upon this opinion, subject to the understanding that the opinions rendered herein are given on the date hereof and such opinions are rendered only with respect to facts existing on the date hereof and laws, rules and regulations currently in effect. Furthermore, we consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement (the "Registration Statement") on Form S-4, relating to the Offer to Exchange $950,000,000 Outstanding 8.125% Senior Notes due 2019 for $950,000,000 Registered 8.125% Senior Notes due 2019, as proposed to be filed by Emergency Medical Services Corporation, a Delaware corporation, and the other registrants thereunder with the Securities and Exchange Commission on or about the date hereof. In giving the foregoing consent, we do not thereby admit that we come within the category of persons or entities whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

Very truly yours,
/s/ Richards, Layton & Finger, P.A.

WAY/MYK/EL

Schedule A

Emergency Medical Services Corporation

Schedule B
Corporations

Affilion, Inc.
Ambulance Acquisition, Inc.
American Medical Pathways, Inc.
American Medical Response Ambulance Service, Inc.
American Medical Response Holdings, Inc.
American Medical Response Management, Inc.
American Medical Response of Colorado, Inc.
American Medical Response of Georgia, Inc.
American Medical Response of Illinois, Inc.
American Medical Response of North Carolina, Inc.
American Medical Response of Oklahoma, Inc.
American Medical Response of South Carolina, Inc.
American Medical Response of Tennessee, Inc.
American Medical Response of Texas, Inc.
American Medical Response, Inc.
AMR HoldCo, Inc.
Arizona Oasis Acquisition, Inc.
Atlantic Ambulance Services Acquisition, Inc.
Atlantic/Key West Ambulance, Inc.
Atlantic/Palm Beach Ambulance, Inc.
Broward Ambulance, Inc.
EHR Management Co.
EmCare Anesthesia Providers, Inc.
EmCare HoldCo, Inc.
EMCARE HOLDINGS INC.
EmCare Physician Services, Inc.
EmCare, Inc.
Emergency Medical Services Corporation
Emergency Medical Services LP Corporation
Healthcare Administrative Services, Inc.
MEDIC ONE AMBULANCE SERVICES, INC.
MedicWest Holdings, Inc.
METRO AMBULANCE SERVICE (RURAL), INC.
METRO AMBULANCE SERVICE, INC.
Midwest Ambulance Management Company
Mobile Medic Ambulance Service, Inc.
Nevada Red Rock Ambulance, Inc.
Nevada Red Rock Holdings, Inc.
Provider Account Management, Inc.
Radiology Staffing Solutions, Inc.
Radstaffing Management Solutions, Inc.
Seminole County Ambulance, Inc.
STAT Healthcare, Inc.

Schedule C
LLCs

American Medical Response Delaware Valley, LLC
AMR Brockton, L.L.C.
Apex Acquisition LLC
EMS Management LLC
EMS Offshore Medical Services, LLC
MSO Newco, LLC
Pinnacle Consultants Mid-Atlantic, L.L.C.
Seawall Acquisition, LLC
Sun Devil Acquisition LLC

Schedule D
Certificates of Incorporation

1.
The Certificate of Incorporation of Affilion, Inc., a Delaware corporation ("Affilion"), dated June 28, 2010, as filed in the office of the Secretary of State on June 28, 2010, as amended by the Certificate of Merger, dated as of June 30, 2010, as filed in the office of the Secretary of State on June 30, 2010.

2.
The Certificate of Incorporation of Ambulance Acquisition, Inc., a Delaware corporation ("Ambulance Acquisition"), dated as of January 6, 1994, as filed in the office of the Secretary of State on January 6, 1994, as amended by the Certificate of Amendment of Certificate of Incorporation of Ambulance Acquisition, dated January 24, 1994, as filed in the office of the Secretary of State on January 24, 1994, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated November 4, 1999, as filed in the office of the Secretary of State on January 6, 2000, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Ambulance Acquisition, dated February 10, 2006, as filed in the office of the Secretary of State on February 21, 2006.

3.
The Certificate of Incorporation of American Medical Pathways, Inc., a Delaware corporation ("Medical Pathways"), dated as of May 15, 1998, as filed in the office of the Secretary of State on May 15, 1998, as amended by the Certificate of Ownership and Merger, dated August 25, 1999, as filed in the office of the Secretary of State on August 26, 1999, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Medical Pathways, dated February 10, 2006, as filed in the office of the Secretary of State on February 21, 2006.

4.
The Certificate of Incorporation of American Medical Response Ambulance Service, Inc., a Delaware corporation ("Medical Response Ambulance"), dated March 18, 1993, as filed in the office of the Secretary of State on March 18, 1993, as amended by the Certificate of Amendment of Certificate of Incorporation of Medical Response Ambulance, dated April 7, 1993, as filed in the office of the Secretary of State on April 7, 1993, as further amended by the Certificate of Ownership and Merger, dated August 27, 1994, as filed in the office of the Secretary of State on September 1, 1994, as further amended by the Certificate of Ownership and Merger, dated December 13, 1994, as filed in the office of the Secretary of State on December 30, 1994, as further amended by the Certificate of Ownership and Merger, dated August 23, 1995, as filed in the office of the Secretary of State on August 29, 1995, as further amended by the Certificate of Merger, dated August 29, 1996, as filed in the office of the Secretary of State on August 29, 1996, as further amended by the Certificate of Ownership and Merger, dated as of August 27, 1997, as filed in the office of the Secretary of State on August 28, 1997, as further amended by the Certificate of Amendment of Certificate of Incorporation, dated January 19, 2006, as filed in the office of the Secretary of State on January 25, 2006, as corrected by the Certificate of Correction to the Certificate of Amendment of Certificate of Incorporation of Medical Response Ambulance, dated May 25, 2011, as filed in the office of the Secretary of State on May 31, 2011, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of

  Medical Response Ambulance, dated February 10, 2006, as filed in the office of the Secretary of State on February 21, 2006.

5.
The Certificate of Incorporation of American Medical Response Holdings, Inc., a Delaware corporation ("Response Holdings"), dated December 31, 1996, as filed in the office of the Secretary of State on December 31, 1996, as amended by the Certificate of Amendment of Certificate of Incorporation, dated January 31, 1999, as filed in the office of the Secretary of State on February 8, 1999, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated March 15, 1999, as filed in the office of the Secretary of State on April 9, 1999, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Response Holdings, dated February 10, 2006, as filed in the office of the Secretary of State on February 21, 2006.

6.
The Certificate of Incorporation of American Medical Response Management, Inc., a Delaware corporation ("Response Management"), dated June 18, 1996, as filed in the office of the Secretary of State on June 18, 1996, as amended by the Certificate of Change of Registered Agent and Registered Office, dated September 1, 1996, as filed in the office of the Secretary of State on December 23, 1996, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Response Management, dated February 10, 2006, as filed in the office of the Secretary of State on February 21, 2006.

7.
The Certificate of Incorporation of American Medical Response of Colorado, Inc., a Delaware corporation ("Response Colorado"), dated as of November 19, 1992, as filed in the office of the Secretary of State on November 19, 1992, as amended by the three Certificates of Merger, as filed in the office of the Secretary of State on April 28, 1993, as further amended by the Certificate of Amendment of Certificate of Incorporation of Response Colorado, dated May 6, 1993, as filed in the office of the Secretary of State on May 6, 1993, as further amended by the Certificate of Merger, dated December 23, 1993, as filed in the office of the Secretary of State on December 31, 1993, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated September 1, 1996, as filed in the office of the Secretary of State on December 23, 1996, as further amended by the Certificate of Merger, dated December 30, 1996, as filed in the office of the Secretary of State on December 31, 1996, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Response Colorado, dated March 8, 2006, as filed in the office of the Secretary of State on March 15, 2006.

8.
The Certificate of Incorporation of American Medical Response of Georgia, Inc., a Delaware corporation ("Response Georgia"), dated August 22, 1995, as filed in the office of the Secretary of State on August 22, 1995, as amended by the Certificate of Change of Registered Agent and Registered Office, dated September 1, 1996, as filed in the office of the Secretary of State on December 23, 1996, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Response Georgia, dated February 10, 2006, as filed in the office of the Secretary of State on February 21, 2006.

9.
The Certificate of Incorporation of American Medical Response of Illinois, Inc., a Delaware corporation ("Response Illinois"), dated as of September 28, 1994, as filed in the office of the Secretary of State on September 28, 1994, as amended by the Certificate of Amendment of

  Certificate of Incorporation of Response Illinois, dated October 20, 1994, as filed in the office of the Secretary of State on October 20, 1994, as further amended by the Certificate of Merger, dated March 3, 1995, as filed in the office of the Secretary of State on March 6, 1995, as further amended by the Certificate of Merger, dated August 31, 1995, as filed in the office of the Secretary of State on September 7, 1995, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated September 1, 1996, as filed in the office of the Secretary of State on December 23, 1996, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Response Illinois, dated February 10, 2006, as filed in the office of the Secretary of State on February 21, 2006.

10.
The Certificate of Incorporation of American Medical Response of North Carolina, Inc., a Delaware corporation ("Response North Carolina"), dated as of April 28, 1994, as filed in the office of the Secretary of State on April 28, 1994, as amended by the Certificate of Amendment of Certificate of Incorporation of Response North Carolina, dated July 18, 1995, as filed in the office of the Secretary of State on July 19, 1995, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated September 1, 1996, as filed in the office of the Secretary of State on December 23, 1996, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Response North Carolina, dated February 10, 2006, as filed in the office of the Secretary of State on February 21, 2006.

11.
The Certificate of Incorporation of American Medical Response of Oklahoma, Inc., a Delaware corporation ("Response Oklahoma"), dated as of November 29, 1994, as filed in the office of the Secretary of State on November 29, 1994, as amended by the Certificate of Change of Location of Registered Agent and Registered Office, dated September 1, 1996, as filed in the office of the Secretary of State on December 23, 1996, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Response Oklahoma, dated February 10, 2006, as filed in the office of the Secretary of State on February 21, 2006.

12.
The Certificate of Incorporation of American Medical Response of South Carolina, Inc., a Delaware corporation ("Response South Carolina"), dated as of February 22, 1994, as filed in the office of the Secretary of State on February 23, 1994, as amended by the Certificate of Amendment of Certificate of Incorporation of Response South Carolina, dated May 30, 1995, as filed in the office of the Secretary of State on June 1, 1995, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated September 1, 1996, as filed in the office of the Secretary of State on December 23, 1996, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Response South Carolina, dated February 10, 2006, as filed in the office of the Secretary of State on February 21, 2006.

13.
The Certificate of Incorporation of American Medical Response of Tennessee, Inc., a Delaware corporation ("Response Tennessee"), dated as of June 6, 1996, as filed in the office of the Secretary of State on June 6, 1996, as amended by the Certificate of Change of Registered Agent and Registered Office, dated September 1, 1996, as filed in the office of the Secretary of State on December 23, 1996, and as further amended by the Certificate of

  Change of Location of Registered Office and of Registered Agent of Response Tennessee, dated February 10, 2006, as filed in the office of the Secretary of State on February 21, 2006.

14.
The Certificate of Incorporation of American Medical Response of Texas, Inc., a Delaware corporation ("Response Texas"), dated as of January 1, 1996, as filed in the office of the Secretary of State on January 2, 1996, as amended by the Certificate of Merger, dated December 31, 1996, as filed in the office of the Secretary of State on December 31, 1996, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated September 1, 1996, as filed in the office of the Secretary of State on March 24, 1997, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Response Texas, dated March 8, 2006, as filed in the office of the Secretary of State on March 15, 2006.

15.
The Certificate of Incorporation of American Medical Response, Inc., a Delaware corporation ("Medical Response"), dated June 2, 1992, as filed in the office of the Secretary of State on June 2, 1992, as amended by the Certificate of Ownership and Merger, dated June 5, 1992, as filed in the office of the Secretary of State on June 8, 1992, as further amended by the Certificate of Amendment of Certificate of Incorporation of Medical Response, dated March 26, 1996, as filed in the office of the Secretary of State on March 26, 1996, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated September 1, 1996, as filed in the office of the Secretary of State on December 23, 1996, as further amended by the Certificate of Ownership and Merger, dated February 25, 1997, as filed in the office of the Secretary of State on February 25, 1997, as further amended by the Certificate of Ownership and Merger, dated as of August 25, 1999, as filed in the office of the Secretary of State on August 26, 1999, as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Medical Response, dated February 10, 2006, as filed in the office of the Secretary of State on February 21, 2006, and as further amended by the Certificate of Ownership, dated July 20, 2007, as filed in the office of the Secretary of State on July 20, 2007.

16.
The Certificate of Incorporation of AMR HoldCo, Inc., a Delaware corporation ("AMR Holdco"), dated December 29, 2004, as filed in the office of the Secretary of State on December 29, 2004, as amended by the Certificate of Amendment of Certificate of Incorporation, dated January 3, 2006, as filed in the office of the Secretary of State on January 6, 2006, and as corrected by the Certificate of Correction, dated January 12, 2007, as filed in the office of the Secretary of State on January 12, 2007.

17.
The Certificate of Incorporation of Arizona Oasis Acquisition, Inc., a Delaware corporation ("Oasis"), dated September 20, 2007, as filed in the office of the Secretary of State on September 20, 2007, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Oasis, dated May 1, 2008, as filed in the office of the Secretary of State on May 7, 2008.

18.
The Certificate of Incorporation of Atlantic Ambulance Services Acquisition, Inc., a Delaware corporation ("Atlantic Ambulance"), dated March 25, 1992, as filed in the office of the Secretary of State on March 26, 1992, as amended by the Certificate of Change of Registered Agent and Registered Office, dated November 22, 1995, as filed in the office of the Secretary of State on December 11, 1995, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Atlantic Ambulance, dated March 8, 2006, as filed in the office of the Secretary of State on March 15, 2006.

19.
The Certificate of Incorporation of Atlantic/Key West Ambulance, Inc., a Delaware corporation ("Key West Ambulance"), dated March 25, 1992, as filed in the office of the Secretary of State on March 26, 1992, as amended by the Certificate of Amendment of Certificate of Incorporation of Key West Ambulance, dated August 21, 1992, as filed in the office of the Secretary of State on September 23, 1992, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated November 22, 1995, as filed in the office of the Secretary of State on December 11, 1995, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Key West Ambulance, dated February 10, 2006, as filed in the office of the Secretary of State on February 21, 2006.

20.
The Certificate of Incorporation of Atlantic/Palm Beach Ambulance, Inc., a Delaware corporation ("Palm Beach Ambulance"), dated March 25, 1992, as filed in the office of the Secretary of State on March 26, 1992, as amended by the Certificate of Amendment of Certificate of Incorporation of Palm Beach Ambulance, dated August 21, 1992, as filed in the office of the Secretary of State on September 23, 1992, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated November 22, 1995, as filed in the office of the Secretary of State on December 11, 1995, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Palm Beach Ambulance, dated March 8, 2006, as filed in the office of the Secretary of State on March 15, 2006.

21.
The Certificate of Incorporation of Broward Ambulance, Inc., a Delaware corporation ("Broward Ambulance"), dated March 25, 1992, as filed in the office of the Secretary of State on March 26, 1992, as amended by the Certificate of Amendment of Certificate of Incorporation of Broward Ambulance, dated August 21, 1992, as filed in the office of the Secretary of State on September 23, 1992, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated November 22, 1995, as filed in the office of the Secretary of State on December 11, 1995, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Broward Ambulance, dated February 10, 2006, as filed in the office of the Secretary of State on February 21, 2006.

22.
The Certificate of Incorporation of EHR Management Co., a Delaware corporation ("EHR Management"), dated December 14, 2005, as filed in the office of the Secretary of State on December 14, 2005, as amended by the Certificate of Ownership and Merger, dated December 13, 2006, as filed in the office of the Secretary of State on December 13, 2006, as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of EHR Management, dated December 14, 2007, as filed in the office of the Secretary of State on December 14, 2007, and as revived by the Certificate for Renewal and Revival of Charter, dated February 26, 2009, as filed in the office of the Secretary of State on March 30, 2010.

23.
The Certificate of Incorporation of EmCare Anesthesia Providers, Inc., a Delaware corporation, dated February 18, 2010, as filed in the office of the Secretary of State on February 18, 2010.

24.
The Certificate of Incorporation of EmCare HoldCo, Inc., a Delaware corporation ("EmCare Holdco"), dated December 29, 2004, as filed in the office of the Secretary of State on December 29, 2004.

25.
The Certificate of Incorporation of EMCARE HOLDINGS INC., a Delaware corporation ("EmCare Holdings"), dated January 8, 1992, as filed in the office of the Secretary of State on January 9, 1992, as amended by the Certificate of Amendment of Certificate of Incorporation of EmCare Holdings, dated February 4, 1992, as filed in the office of the Secretary of State on February 4, 1992, as amended and restated by the Restated Certificate of Incorporation of EmCare Holdings, dated November 14, 1994, as filed in the office of the Secretary of State on November 15, 1994, as further amended by the Certificate of Amendment to the Restated Certificate of Incorporation of EmCare Holdings, dated December 14, 1994, as filed in the office of the Secretary of State on December 14, 1994, as further amended by the Certificate of Ownership and Merger, dated September 10, 1997, as filed in the office of the Secretary of State on September 10, 1997, and as further amended and restated by the Restated Certificate of Incorporation of EmCare Holdings, dated September 10, 1997, as filed in the office of the Secretary of State on September 10, 1997.

26.
The Certificate of Incorporation of EmCare Physician Services, Inc., a Delaware corporation ("Physician Services"), dated January 15, 1993, as filed in the office of the Secretary of State on January 15, 1993, as amended by the Certificate of Amendment of Certificate of Incorporation, dated February 27, 1997, as filed in the office of the Secretary of State on February 27, 1997, as corrected by the Certificate of Correction, dated May 12, 1997, as filed in the office of the Secretary of State on May 13, 1997, as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent, dated March 6, 1998, as filed in the office of the Secretary of State on March 30, 1998, as further amended by the Certificate of Amendment of Certificate of Incorporation of Physician Services, dated October 9, 1998, as filed in the office of the Secretary of State on October 14, 1998, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent, dated August 8, 2002, as filed in the office of the Secretary of State on August 21, 2002.

27.
The Certificate of Incorporation of EmCare, Inc., a Delaware corporation ("EmCare"), dated January 19, 1993, as filed in the office of the Secretary of State on January 20, 1993, as amended by the Articles of Merger, dated February 25, 1993, as filed in the office of the Secretary of State on February 26, 1993, as further amended by the Certificate of Ownership, effective as of December 31, 1993, as filed in the office of the Secretary of State on December 31, 1993, as further amended by the Certificate of Ownership and Merger (Articles of Merger), as filed in the office of the Secretary of State on March 31, 1994, as further amended by the Certificate of Merger, dated as of August 31, 1997, as filed in the office of the Secretary of State on October 31, 1997, as further amended by the Certificate of Merger, dated November 30, 1998, as filed in the office of the Secretary of State on December 18, 1998, as further amended by the Certificate of Merger, dated as of August 28,

  2008, as filed in the office of the Secretary of State on August 28, 2008, as further amended by the Delaware Certificate of Ownership and Merger, dated December 26, 2008, as filed in the office of the Secretary of State on December 31, 2008, as further amended by the Delaware Certificate of Ownership and Merger, dated February 27, 2009, as filed in the office of the Secretary of State on March 12, 2009, and as further amended by the Certificate Merger of Domestic Corporation and Foreign Limited Liability Company, dated January 30, 2009, as filed in the office of the Secretary of State on March 13, 2009.

28.
The Certificate of Incorporation of Emergency Medical Services Corporation, a Delaware corporation ("Emergency Medical Services"), dated November 1, 2005, as filed in the office of the Secretary of State on November 1, 2005, as amended and restated by the Amended and Restated Certificate of Incorporation of Emergency Medical Services, dated December 15, 2005, as filed in the office of the Secretary of State on December 15, 2005, as further amended by the Certificate of Ownership and Merger, dated December 20, 2005, as filed in the office of the Secretary of State on December 20, 2005, as further amended by the Certificate of Merger of CDRT Merger Sub, Inc. with and into Emergency Medical Services, attaching the Second Amended and Restated Certificate of Incorporation of Emergency Medical Services, dated May 25, 2011, as filed in the office of the Secretary of State on May 25, 2011, and as further amended by the Certificate of Merger of EMS Executive Investco LLC with and into Emergency Medical Services, dated as of May 27, 2011, as filed in the office of the Secretary of State on May 27, 2011.

29.
The Certificate of Incorporation of Emergency Medical Services LP Corporation (formerly known as Emergency Medical Services L.P.), a Delaware corporation ("EMSLPC"), dated May 27, 2011, as filed in the office of the Secretary of State on May 27, 2011.

30.
The Certificate of Incorporation of Healthcare Administrative Services, Inc., a Delaware corporation ("Healthcare Administrative"), dated May 23, 1997, as filed in the office of the Secretary of State on May 23, 1997, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent, dated March 6, 1998, as filed in the office of the Secretary of State on March 30, 1998, as further amended by the Certificate of Amendment to the Certificate of Incorporation of Healthcare Administrative, as filed in the office of the Secretary of State on July 9, 1998, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent, dated January 29, 2003, as filed in the office of the Secretary of State on February 3, 2003.

31.
The Certificate of Incorporation of MEDIC ONE AMBULANCE SERVICES, INC., a Delaware corporation ("Medic One"), dated August 23, 1994, as filed in the office of the Secretary of State on August 24, 1994, as amended by the Certificate of Amendment of Certificate of Incorporation of Medic One, dated September 18, 1995, as filed in the office of the Secretary of State on September 21, 1995, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated September 1, 1996, as filed in the office of the Secretary of State on December 23, 1996, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Medic One, dated February 10, 2006, as filed in the office of the Secretary of State on February 21, 2006.

32.
The Certificate of Incorporation of MedicWest Holdings, Inc., a Delaware corporation ("MedicWest"), dated March 10, 1999, as filed in the office of the Secretary of State on March 15, 1999, as amended by the Certificate of Amendment of Certificate of Incorporation of MedicWest, dated as of April 25, 2001, as filed in the office of the Secretary of State on May 23, 2001, as further amended by the Certificate of Change of Location of Registered Office and/or Registered Agent, dated January 23, 2003, as filed in the office of the Secretary of State on February 14, 2003, as further amended by the Certificate of Amendment of Certificate of Incorporation of MedicWest, dated July 11, 2003, as filed in the office of the Secretary of State on July 22, 2003, as further amended by the Certificate of Amendment to the Certificate of Incorporation of MedicWest, dated June 11, 2007, as filed in the office of the Secretary of State on June 11, 2007, as further amended by the Certificate of Amendment to the Certificate of Incorporation of MedicWest, dated June 27, 2007, as filed in the office of the Secretary of State on June 27, 2007, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of MedicWest, dated May 1, 2008, as filed in the office of the Secretary of State on May 5, 2008.

33.
The Certificate of Incorporation of METRO AMBULANCE SERVICE (RURAL), INC., a Delaware corporation ("Metro Ambulance (Rural)"), dated August 9, 1994, as filed in the office of the Secretary of State on August 10, 1994, as amended by the Certificate of Amendment of Certificate of Incorporation of Metro Ambulance (Rural), dated September 18, 1995, as filed in the office of the Secretary of State on September 21, 1995, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated September 1, 1996, as filed in the office of the Secretary of State on December 23, 1996, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Metro Ambulance (Rural), dated February 10, 2006, as filed in the office of the Secretary of State on February 21, 2006.

34.
The Certificate of Incorporation of METRO AMBULANCE SERVICE, INC., a Delaware corporation ("Metro Ambulance"), dated August 3, 1994, as filed in the office of the Secretary of State on August 3, 1994, as amended by the Certificate of Amendment of Certificate of Incorporation of Metro Ambulance, dated September 18, 1995, as filed in the office of the Secretary of State on September 21, 1995, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated September 1, 1996, as filed in the office of the Secretary of State on March 24, 1997, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent, dated February 10, 2006, as filed in the office of the Secretary of State on February 21, 2006.

35.
The Certificate of Incorporation of Midwest Ambulance Management Company, a Delaware corporation ("Midwest Ambulance"), dated as of August 22, 1994, as filed in the office of the Secretary of State on August 22, 1994, as amended by the Certificate of Amendment Before Payment of Capital of Certificate of Incorporation of Midwest Ambulance, dated September 12, 1994, as filed in the office of the Secretary of State on September 12, 1994, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated April 27, 1997, as filed in the office of the Secretary of State on May 5, 1997, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Midwest Ambulance, dated February 10, 2006, as filed in the office of the Secretary of State on February 21, 2006.

36.
The Certificate of Incorporation of Mobile Medic Ambulance Service, Inc., a Delaware corporation ("Mobile Medic"), dated as of October 28, 1992, as filed in the office of the Secretary of State on October 28, 1992, as amended by the Certificate of Merger, dated November 3, 1992, as filed in the office of the Secretary of State on November 4, 1992, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated September 1, 1996, as filed in the office of the Secretary of State on December 23, 1996, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Mobile Medic, dated February 10, 2006, as filed in the office of the Secretary of State on February 21, 2006.

37.
The Certificate of Incorporation of Nevada Red Rock Ambulance, Inc., a Delaware corporation ("Nevada Red Rock"), dated December 19, 2006, as filed in the office of the Secretary of State on December 19, 2006, as amended by the Certificate of Amendment of Certificate of Incorporation of Nevada Red Rock, dated April 4, 2007, as filed in the office of the Secretary of State on April 4, 2007, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Nevada Red Rock, dated October 11, 2007, as filed in the office of the Secretary of State on December 12, 2007.

38.
The Certificate of Incorporation of Nevada Red Rock Holdings, Inc., a Delaware corporation ("Red Rock Holdings"), dated April 13, 2007, as filed in the office of the Secretary of State on April 13, 2007, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Red Rocks Holdings, dated October 11, 2007, as filed in the office of the Secretary of State on December 12, 2007.

39.
The Certificate of Incorporation of Provider Account Management, Inc., a Delaware corporation, dated November 7, 2001, as filed in the office of the Secretary of State on November 9, 2001.

40.
The Certificate of Incorporation of Radiology Staffing Solutions, Inc., a Delaware corporation, dated January 11, 2008, as filed in the office of the Secretary of State on January 14, 2008.

41.
The Certificate of Incorporation of Radstaffing Management Solutions, Inc., a Delaware corporation, dated January 29, 2008, as filed in the office of the Secretary of State on January 29, 2008.

42.
The Certificate of Incorporation of Seminole County Ambulance, Inc., a Delaware corporation ("Seminole County Ambulance"), dated March 25, 1992, as filed in the office of the Secretary of State on March 26, 1992, as amended by the Certificate of Amendment of Certificate of Incorporation of Seminole County Ambulance, dated August 21, 1992, as filed in the office of the Secretary of State on September 23, 1992, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated November 22, 1995, as filed in the office of the Secretary of State on December 11, 1995, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Seminole County Ambulance, dated March 8, 2006, as filed in the office of the Secretary of State on March 15, 2006.

43.
The Certificate of Incorporation of STAT Healthcare, Inc., a Delaware corporation ("STAT"), dated March 15, 1996, as filed in the office of the Secretary of State on March 15, 1996, as amended by the Certificate of Merger, dated June 24, 1996, as filed in the office of the Secretary of State on June 24, 1996, as further amended by the Certificate of Merger, dated December 10, 1996, as filed in the office of the Secretary of State on December 10, 1996, as amended and restated by the Restated Certificate of Incorporation of STAT, dated January 26, 1997, as filed in the office of the Secretary of State on February 27, 1997, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated March 27, 1997, as filed in the office of the Secretary of State on May 2, 1997, as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent, dated June 3, 1999, as filed in the office of the Secretary of State on June 7, 1999, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated November 15, 2001, as filed in the office of the Secretary of State on November 21, 2001, and as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of STAT, dated March 8, 2006, as filed in the office of the Secretary of State on March 15, 2006.

Schedule E
LLC Certificates

1.
The Certificate of Formation of American Medical Response Delaware Valley, LLC, a Delaware limited liability company ("American Medical"), dated October 27, 1998, as filed in the office of the Secretary of State on October 27, 1998, as amended by the Certificate of Amendment to Certificate of Formation of American Medical, dated March 8, 2006, as filed in the office of the Secretary of State on March 15, 2006.

2.
The Certificate of Formation of AMR Brockton, L.L.C., a Delaware limited liability company ("AMR"), dated January 31, 2000, as filed in the office of the Secretary of State on February 1, 2000, as amended by the Certificate of Amendment to Certificate of Formation of AMR, dated February 10, 2006, as filed in the office of the Secretary of State on February 21, 2006.

3.
The Certificate of Formation of Apex Acquisition LLC, a Delaware limited liability company ("APEX"), dated October 30, 2009, as filed in the office of the Secretary of State on October 30, 2009, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of a Limited Liability Company, as filed in the office of the Secretary of State on September 8, 2011.

4.
The Certificate of Formation of EMS Management LLC, a Delaware limited liability company ("EMS Management"), dated December 29, 2004, as filed in the office of the Secretary of State on December 29, 2004.

5.
The Certificate of Formation of EMS Offshore Medical Services, LLC, a Delaware limited liability company ("EMS Offshore"), dated as of March 5, 2009, as filed in the office of the Secretary of State on March 5, 2009, as amended by the Certificate of Amendment to the Certificate of Formation of EMS Offshore, dated April 17, 2009, as filed in the office of the Secretary of State on April 17, 2009.

6.
The Certificate of Formation of MSO Newco, LLC, a Delaware limited liability company ("MSO Newco"), dated November 6, 2009, as filed in the office of the Secretary of State on November 6, 2009.

7.
The Certification of Formation of Pinnacle Consultants Mid-Atlantic, L.L.C., a Delaware limited liability company ("Pinnacle Consultants"), dated December 18, 2009, as filed in the office of the Secretary of State on December 18, 2009.

8.
The Certificate of Formation of Seawall Acquisition, LLC, a Delaware limited liability company ("Seawall Acquisition"), dated as of April 16, 2010, as filed in the office of the Secretary of State on April 16, 2010.

9.
The Certificate of Formation of Sun Devil Acquisition LLC, a Delaware limited liability company ("Sun Devil Acquisition"), dated June 22, 2010, as filed in the office of the Secretary of State on June 22, 2010, as amended by the Certificate of Amendment Changing Only the Registered Office or Registered Agent of a Limited Liability Company, as filed in the office of the Secretary of State on September 8, 2011.

Schedule F
LLC Agreements

1.
The Limited Liability Company Agreement of American Medical, dated as of February 10, 2005, made by American Medical Response Mid-Atlantic, Inc., as the 100% member.

2.
The Limited Liability Company Agreement of AMR, dated as of February 4, 2000, made by American Medical Response of Massachusetts, Inc., a Massachusetts corporation ("AMR Mass"), as the sole member, as amended by the Amendment to the Limited Liability Company Agreement of AMR, dated as of April 15, 2005, made by AMR Mass, as the sole member, and as amended by Amendment No. 2 to the Limited Liability Company Agreement of AMR, dated as of May 25, 2011, made by AMR Mass, as the sole member.

3.
The Limited Liability Company Agreement of APEX, dated as of November 12, 2009, made by EmCare, as the sole member.

4.
The Operating Agreement of EMS Management, dated as of February 10, 2005, made by AMR Holdco and EmCare Holdco, as members, as amended by Amendment No. 1 to the Operating Agreement of EMS Management, dated as of May 25, 2011, made by AMR Holdco and EmCare Holdco, as members.

5.
The Operating Agreement of EMS Offshore, dated as of April 21, 2009, made by Medical Response, as the sole member.

6.
The Limited Liability Company Agreement of MSO Newco, dated November 6, 2009, made by Pinnacle Consultants Limited Partnership, a Texas limited partnership, as the sole member, as amended and restated by the First Amended and Restated Limited Liability Company Agreement of MSO Newco, dated December 18, 2009, made by APEX, as the sole member.

7.
The Third Amended and Restated Limited Liability Company Agreement of Pinnacle Consultants, dated as of December 18, 2009, made by APEX, as the sole member.

8.
The Operating Agreement of Seawall Acquisition, dated as of April 28, 2010, made by Medical Response, as the sole member.

9.
The Limited Liability Company Agreement of Sun Devil Acquisition, dated as of June 28, 2010, made by EmCare, as the sole member.

QuickLinks

  Exhibit 5.8
Schedule A
Schedule B Corporations
Schedule C LLCs
Schedule D Certificates of Incorporation
Schedule E LLC Certificates
Schedule F LLC Agreements